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                                                                Exhibit 10(o)(6)

                             FIFTH AMENDMENT TO THE
                     PEOPLES HERITAGE FINANCIAL GROUP, INC.
                              THRIFT INCENTIVE PLAN

         The Peoples Heritage Financial Group, Inc. Thrift Incentive Plan (the "Plan") was last amended and restated effective generally January 1, 1996, and subsequently amended by First, Second, Third, and Fourth Amendments effective as of the dates set forth in the respective amendments, and shall be further amended as set forth herein.

         1. The terms used in this Fifth Amendment shall have the meanings set forth in the Plan unless the context indicates otherwise.

         2. Section 6.3(c) shall be amended to read in its entirety as follows:

                           "(c) Effective January 1, 1998, no loan shall be made in an amount less than One Thousand Dollars ($1,000), nor shall a loan be made if a Participant has any other loan outstanding with respect to his or her Aggregate Account under the Plan. Notwithstanding the preceding sentence to the contrary, a loan may be made in an amount less than One Thousand Dollars ($1,000) if the Participant is also a participant or beneficiary who is a "party in interest" as defined in
         Section 3(14) of ERISA with respect to the SIS Bank Employees' Savings Incentive Plan ("SIS Plan"); his or her Aggregate Account balance under this Plan is not sufficient to permit a loan to be made in the amount of at least One Thousand Dollars ($1,000); and each of the following requirements is satisfied:

                                    (i) the sum of the Participant's account
                  balance under the SIS Plan plus the Participant's Aggregate Account balance under this Plan would be sufficient to permit a loan to be made in the amount of at least One Thousand Dollars ($1,000) if the separate accounts were treated as a single account;

                                    (ii) the Participant does not have any other
                  loan outstanding with respect to either his or her Aggregate Account under this Plan or his or her account under the SIS Plan;

                                    (iii) the loan is made during the period
                  beginning July 15, 1999, and ending on the SIS Plan Affiliation Date; and

                                    (iv) the loan is made in compliance with all
                  provisions of this Section 6.3 except for the One Thousand Dollar ($1,000) minimum amount requirement."

         3. The table of Predecessor Plans included in Appendix A shall be amended to read in its entirety as follows:


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
         SCHEDULE                               PREDECESSOR PLAN                            PLAN AFFILIATION DATE
         --------                               ----------------                            ---------------------
         1                   Mid Maine Savings Bank, FSB 401(k) Savings Plan                January 1, 1996
         2                   Bank of New Hampshire  Corporation Tax Deferred Savings        July 1, 1996
                             & Investment Plan
         3                   SBERA 401(k) Plan As Adopted By Family  Mutual  Savings        April 1, 1997
                             Bank
         4                   Atlantic Bank 401(k) Profit Sharing Plan                       December 1, 1997
         5                   Concord Savings Bank 401(k) Plan                               November 1, 1998
         6                   CFX Corporation 401(k) Plan                                    December 15, 1998
         7                   SIS Bank Employees' Savings Incentive Plan                     December 31, 1999

         4. The following Schedule 7 shall be added at the end of Appendix A:

                                 "SCHEDULE NO. 7
           RELATING TO THE SIS BANK EMPLOYEES' SAVINGS INCENTIVE PLAN

                  "The SIS Bank Employees' Savings Incentive Plan (the "SIS Plan") shall be merged into the Plan effective December 31, 1999. The provisions of the SIS Plan remaining in effect under this Plan with respect to the Predecessor Plan Account of a participant in the SIS Plan on December 30, 1999, shall be as set forth in the SIS Plan as in effect on such date, which is incorporated by reference herein; except that Section 8.5(c) of this Plan shall apply to the determination of the required beginning date for distribution of the Predecessor Plan Account for any Participant who attains age seventy and one half (70 1/2) after December 31, 1998."

         5. This Fifth Amendment shall be effective as of January 1, 1999, except as is otherwise specifically provided herein or may be required by applicable law.

1.
         IN WITNESS WHEREOF, to record the adoption of this Fifth Amendment as of the effective dates stated herein, Peoples Heritage Financial Group, Inc. has caused this instrument to be executed by its duly authorized officer this 27th day of August, 1999.

                                         PEOPLES HERITAGE FINANCIAL GROUP, INC.



                                         By /s/ Susan G. Shorey
                                         ---------------------------------------
                                         Its Vice President and Benefits Manager


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